                                                                   Exhibit 10.20

                              SETTLEMENT AGREEMENT

                  This Settlement Agreement (this "Settlement Agreement" or this "Agreement") dated as of March 1, 2000, is entered into by and among Questron Technology, Inc., a Delaware corporation ("Questron"), Gregory Fitzgerald and Valerie Fitzgerald (each individually a "Seller" and collectively, the "Sellers").

                                    RECITALS

                  WHEREAS, the parties hereto and Fas-Tronics, Inc. ("Fas-Tronics"), entered into that certain Stock Purchase Agreement dated June 12, 1998, as amended (the "Stock Purchase Agreement") pursuant to which Questron purchased all of the Capital Stock of Fas-Tronics from the Sellers;

                  WHEREAS, as of the date hereof Questron has certain payment obligations to the Sellers pursuant to the Stock Purchase Agreement; and

                  WHEREAS, pursuant to the terms and conditions set forth below, the Sellers and Questron wish to settle, fully and finally, all obligations of Questron to the Sellers pursuant to the Stock Purchase Agreement.

                  NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. SETTLEMENT. At the Settlement Closing, Questron agrees to issue and deliver 131,501 shares of Questron's common stock, par value $0.001 per share, to each of the Sellers (the "Settlement Shares"). The Settlement Shares shall be restricted securities under Rule 144 of the Act of 1933, as amended (the "Act"), will not have been registered under the Act and may not be sold or transferred absent such registration or unless an exception from registration is available and the certificates evidencing such shares shall bear an appropriate legend restricting transfers under the Act. Each of the Sellers agrees to accept the Settlement Shares issued and delivered to him/her in full and final settlement and satisfaction of all obligations of Questron arising under or in connection with the Stock Purchase Agreement. "Settlement Closing" means the closing of the transactions contemplated by this paragraph 1. The Settlement Closing shall take place on March 1, 2000 at 5:00 p.m. Eastern Time, at the offices of Questron located at 6400 Congress Avenue, Suite 2000, Boca Raton, Florida 33487, or at such other time and place as the parties may mutually agree.

         2. REGISTRATION OF SETTLEMENT SHARES. (a) Within 90 days of the Settlement Closing, Questron shall prepare and file under the Act with the Securities and Exchange Commission a registration statement with respect to the Settlement Shares and use its reasonable best efforts to cause such registration statement to become effective.

(b) Questron shall notify each Seller of the effectiveness of the registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Sellers set forth in such registration statement. (c) Questron will use its reasonable best efforts to register or qualify such the Settlement Shares under such other securities or blue sky laws of such jurisdictions as any Seller reasonably requests (provided Questron shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction). (d) Questron shall notify the Sellers at any time when a prospectus relating thereto is required to be delivered under the Act as amended, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Questron shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Settlement Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading. (e) Questron shall cause the Settlement Shares to be listed on each securities exchange on which similar securities issued by Questron are then listed. (f) Questron may postpone or suspend for up to 180 days the filing or the effectiveness of a registration statement if the Questron's board of directors determines in its reasonable good faith judgment that such filing or effectiveness would reasonably be expected to have a material adverse effect on any proposal or plan by Questron or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction or any financing transaction.

         3. REGISTRATION EXPENSES. All expenses incident to the Questron's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for Questron and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by Questron, shall be borne by Questron. All brokerage commissions or similar selling expenses in connection with the sale by the Sellers of the Settlement Shares shall be borne by the Sellers.

         4. INDEMNIFICATION. (a) Questron agrees to indemnify, to the extent permitted by law, each Seller against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Questron by such Seller expressly for use therein or by such Seller's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Questron has furnished such Seller with a sufficient number of copies of the same. (b)
Each Seller shall furnish to Questron in writing such information and affidavits as Questron reasonably requests for use in connection with the registration statement or prospectus and, to the extent permitted by law, shall indemnify the Questron, its directors and officers and each person who controls the Company (within the meaning of the Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Seller; provided that the obligation to indemnify shall be individual, not joint and several, for each Seller and shall be limited to the net amount of proceeds received by such Seller from the sale of Settlement Shares pursuant to such registration statement. (c) Any party entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any party's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

         5.       REPRESENTATIONS AND WARRANTIES.

                  (A)       Each Seller,

                            (i) represents and warrants that the Settlement Shares to be issued to him/her are being acquired as an investment and not with a view to the distribution thereof;

                           (ii) understands that none of the Settlement Shares have been registered under the Act, in reliance on an exemption therefrom, and that none of the Settlement Shares have been approved or disapproved by the United States Securities and Exchange Commission or by any other Federal or state agency;

                           (iii) understands that none of the Settlement Shares can be sold, transferred or assigned unless registered by pursuant to the Act and any applicable state securities laws, or unless an exemption therefrom is available, and, accordingly, it may not be possible for any Seller to liquidate its investment in the Settlement Shares, and agrees not to sell, assign or otherwise transfer or dispose of the Settlement Shares unless such securities have been so registered or an exemption from registration is available;

                           (iv) acknowledges that all documents, records and books pertaining to Questron and its business, including, but not limited to, the following documents which have been provided to, and reviewed by, each of Sellers: (a) Questron's Annual Reports on Form 10-KSB for the fiscal years ended December 31, 1996, 1997 and 1998, (b) Questron's Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31, 1999, June 30, 1999 and September 30, 1999, (c) Questron's Proxy Statement, dated October 1, 1999, relating to its 1999 Annual Meeting of Shareholders, and (d) Questron's Form 8-K and Form 8-K/A dated July 14, 1999 and August 13, 1999, respectively, have been made available to Sellers and Sellers' attorney and/or accountant and/or representative. Each Seller has had an opportunity to ask questions and receive answers from Questron concerning the business and assets of Questron and all such questions have been answered to the full satisfaction of Sellers;

                           (v) represents and warrants that such Seller is an accredited investor, as that term is defined in Regulation D under the Act; and

                           (vi) represent and warrants that such Seller has not assigned, transferred or conveyed any of its rights under the Stock Purchase Agreement.

                  (B) Questron represents and warrants to each Seller that all Settlement Shares delivered to such seller pursuant to this Settlement Agreement, when issued as contemplated hereby, will be duly authorized, fully paid and non-assessable.

         6. NOTICES . All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt of: hand delivery; certified or registered mail, return receipt requested; or telecopy transmission with confirmation of receipt:

                           If to either or both of the Sellers:

                                    Fas-Tronics, Inc.
                                    4324 Garland Drive
                                    Fort Worth Texas, 76117
                                    Telecopier:  (817) 656-3494
                                    Telephone:  (817) 656-3987

                    Attention: Gregory and Valerie Fitzgerald

                                    (with a copy to)

                                    Murphy Mahon Keffler & Farrier, L.L.P.
                                    500 Throckmorton Street
                                    Fort Worth, Texas 76102
                                    Telecopier:  (817) 877-3668
                                    Telephone:  (817) 877-3347

                                    Attention:  Robert J. Keffler, Esq.

                  If to Questron, to

                                    Questron Technology, Inc.
                                    6400 Congress Avenue
                                    Suite 2000
                                    Boca Raton, Florida  33487
                                    Telecopier:  (561) 241-2866
                                    Telephone:  (561) 241-5251

                                    Attention:  Dominic A. Polimeni

         (with a copy to)

                                    Arent Fox Kintner Plotkin & Kahn, PLLC
                                    1675 Broadway, 25th Floor
                                    New York, New York  10019
                                    Telecopier:  (212) 484-3900
                                    Telephone:  (212)  484-3994

                                    Attention: William J. McSherry, Esq.

Such names and addresses may be changed by written notice to each person listed above.

         7. ENTIRE AGREEMENT. This Agreement and the documents referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         8. AMENDMENT AND MODIFICATION . This Agreement may be amended or modified only by written agreement of the parties hereto.

         9. BINDING EFFECT; BENEFITS . This Agreement shall inure to the benefit of and be binding upon the parties hereto; nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto.

         10. ASSIGNABILITY . This Agreement shall not be assignable by any party hereto without the prior written consent of the other parties provided that Questron may assign its rights under the Agreement to any affiliate of Questron.

         11. CHOICE OF LAW. This Agreement shall be governed by the laws of the State of New York, exclusive of its principles concerning conflicts of law.

         12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                     [Remainder of Page Intentionally Blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                           QUESTRON TECHNOLOGY, INC.

                                           By
                                              --------------------------------
                                              Dominic A. Polimeni
                                              Chairman and
                                              Chief Executive Officer



                                              --------------------------------
                                                     Gregory Fitzgerald



                                              --------------------------------
                                                     Valerie Fitzgerald